Scheduled Maturities of Long-Term Debt (Detail) In Millions, unless otherwise specified	Mar. 31, 2013 USD ($)		Mar. 31, 2013 INR
Due in the fiscal year ending March 31:
2014	$ 164.0		8,943.1
2015	813.5		44,351.3
2016	626.0		34,129.9
2017	275.4		15,013.6
2018	756.1		41,224.3
Thereafter	2,743.2	[1]	149,557.5	[1]
Total	$ 5,378.2		293,219.7

[1]	The scheduled maturities of long-term debt do not include perpetual bonds of Rs. 2.0 billion.